GuidePath® Income Fund
Schedule of Investments (Unaudited)
June 30, 2021

Number of Shares		Value
	INVESTMENT COMPANIES - 98.52%
	Exchange Traded Funds - 98.52%
156,576	iShares Core U.S. Aggregate Bond ETF (a)	$18,057,910
52,783	iShares Preferred & Income Securities ETF (b)	2,076,219
66,960	Schwab U.S. TIPS ETF	4,185,670
72,435	SPDR Bloomberg Barclays High Yield Bond ETF (b)	7,964,953
270,688	VanEck Vectors Emerging Markets High Yield Bond ETF (b)	6,464,029
28,215	Vanguard Total Bond Market ETF	2,423,386
	Total Investment Companies (Cost $40,406,037)	41,172,167

	SHORT TERM INVESTMENTS - 1.00%
	Money Market Funds - 1.00%
	DWS Government Money Market Series - Institutional Shares
419,996	Effective Yield, 0.04% (c)	419,996
	Total Short Term Investments (Cost $419,996)	419,996

Number of Units
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 33.53%
	Mount Vernon Liquid Assets Portfolio, LLC
14,013,479	Effective Yield, 0.10% (c)	14,013,479
	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $14,013,479)	14,013,479

	Total Investments (Cost $54,839,512) - 133.05%	55,605,642
	Liabilities in Excess of Other Assets - (33.05)%	(13,811,715)
	TOTAL NET ASSETS - 100.00%	$41,793,927

Percentages are stated as a percent of net assets.
(a)
Fair value of these securities exceeds 25% of the Fund's net assets. Additional information for these securities, including the financial statements, is available from the SEC's EDGAR database at www.sec.gov.

(b)	All or portion of this security is on loan.
(c)	Seven-day yield as of June 30, 2021.